                                                                  EXECUTION COPY

                                  WAIVER NO. 6
                                       TO
                                CREDIT AGREEMENT

                  THIS WAIVER NO. 6 TO CREDIT AGREEMENT ("Agreement") is being executed and delivered as of August 14, 1998 by and among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), the other "Credit Parties" from time to time party to the Credit Agreement referred to below (together with the Borrower, collectively, the "Credit Parties"), the financial institutions from time to time party to such Credit Agreement (collectively, the "Lenders", and each individually, a "Lender"), and General Electric Capital Corporation, in its individual capacity and as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the other Credit Parties, the Lenders and the Agent are parties to that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

                  WHEREAS, the Borrower failed to comply with the Minimum Fixed Charge Coverage Ratio covenant set forth in paragraph (b) of Annex G of the Credit Agreement and the Minimum Quarterly EBITDA covenant set forth in paragraph (d) of Annex G of the Credit Agreement, in each case with respect to the period ended June 30, 1998, and the Minimum Net Worth covenant set forth in paragraph (e) of Annex G of the Credit Agreement as of May 31, 1998 through September 11, 1998 (hereinafter, collectively, the "Existing Default");

                  WHEREAS, the Borrower has requested that the Lenders and the Agent, and subject to the terms and conditions of this Agreement the Lenders and the Agent are willing to, waive the Existing Default.

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders and the Agent, such parties hereby agree as follows:

                  1. Waiver. Subject to Paragraph 2 of this Agreement and effective as of the date of this Agreement, each of the Lenders and the Agent hereby waives the Existing Default.

                  2. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 shall be deemed to have become effective as of the date of this Agreement, but such


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effectiveness shall be expressly conditioned upon the Agent's receipt on or before August 17, 1998 of each of the following:

                  (a) an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower, each such other Credit Party, and each of the Requisite Lenders; and

                  (b) originally-executed counterparts to a Reaffirmation of Guaranties duly executed by the Pegasus Funds in substantially the form attached hereto.

                  3. Representations and Warranties. (a) The Borrower and each other Credit Party hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower and such other Credit Party enforceable against the Borrower and each other Credit Party in accordance with its terms.

                  (b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and (except as provided in this Agreement) do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, any other Credit Party, Parent or any Subsidiary of the Borrower or any other Credit Party is bound.

                  (c) The Borrower hereby represents and warrants that, as of the date hereof, (i) no Default or Event of Default (other than the Existing Default) has occurred and is continuing or will have occurred and be continuing, and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct.

                  4. Reference to and Effect on Credit Agreement. The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as is expressly set forth in Paragraph 1 of this Agreement, neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. The Borrower, each other Credit Party, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

                  5. Reaffirmation. Each of the Borrower and the other Credit Parties hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise,


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under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Borrower's or the other Credit Parties' obligations under the Loan Documents with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois (including S.H.A. 735 ILCS 105/5-1, et. seq., but without giving effect to any other conflicts of law provisions).

                  7. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                  8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *
















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                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       CODE-ALARM, INC.



                                       By:
                                          -----------------------------------
                                          Name:   Craig S. Camalo
                                               ------------------------------
                                          Title:   Vice President
                                                -----------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent and Lender



                                       By:
                                          -----------------------------------
                                          Name:
                                               ------------------------------
                                          Title:   Duly Authorized Signatory
                                                -----------------------------


                                       TESSCO GROUP, INC.



                                       By:
                                          -----------------------------------
                                          Name:   Craig S. Camalo
                                               ------------------------------
                                          Title:   Secretary
                                                -----------------------------


                                       CHAPMAN SECURITY SYSTEMS, INC.



                                       By:
                                          -----------------------------------
                                          Name:   Craig S. Camalo
                                               ------------------------------
                                          Title:   Secretary
                                                -----------------------------







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                                       INTERCEPT SYSTEMS, INC.


                                       By:

                                          Name:   Craig S. Camalo
                                               ------------------------------
                                          Title:   Secretary
                                                -----------------------------


                                       ANES, INC.


                                       By:

                                          Name:   Craig S. Camalo
                                               ------------------------------
                                          Title:   Secretary
                                                -----------------------------

























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                           REAFFIRMATION OF GUARANTIES
                           ---------------------------

                  Reference is hereby made to (i) that certain Limited Supplemental Guaranty dated as of October 24, 1997 (the "Supplemental Guaranty") among Pegasus Partners, L.P., a Delaware limited partnership, and Pegasus Related Partners, L.P., a Delaware limited partnership (collectively, the "Guarantors"), and General Electric Capital Corporation, a New York corporation, individually and as agent (the "Agent"), (ii) that certain Limited Litigation Guaranty dated as of October 24, 1997 (the "Litigation Guaranty") among the Guarantors and the Agent, (iii) that certain Credit Agreement dated as of October 24, 1997, as heretofore amended (the "Credit Agreement"), among Code-Alarm, Inc., a Michigan corporation (the "Borrower"), certain other "Credit Parties" referred to and as defined therein (the "Credit Parties"), certain "Lenders" from time to time party thereto (the "Lenders"), and the Agent, and
(iv) that certain Waiver No. 6 to Credit Agreement of even date herewith (the "Waiver") among the Borrower, the Credit Parties, the Lenders and the Agent.

                  Each of the Guarantors hereby (a) acknowledges having received and reviewed a copy of the Waiver, (b) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Supplemental Guaranty and the Litigation Guaranty (collectively, the "Guaranties"), (c) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Guaranties and (d) agrees that, without limiting any of the express provisions of the Guaranties, neither such ratification and reaffirmation, nor the Agent's and the Lenders' solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a ratification or reaffirmation of the Guarantors' obligations under the Guaranties with respect to any subsequent modifications to the Credit Agreement or other Loan Documents.

                  IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 14th day of August, 1998.


PEGASUS PARTNERS, L.P.              PEGASUS RELATED PARTNERS, L.P.
By: PEGASUS INVESTORS, L.P.,        By: PEGASUS INVESTORS, L.P.,
    as Managing General Partner         as Managing General Partner
By: PEGASUS INVESTORS GP, INC.,     By: PEGASUS INVESTORS GP, INC.,
    as General Partner                  as General Partner



By:                                 By:
   ---------------------------         ----------------------------
    Name:  Richard Cion                 Name:   Richard Cion
         ---------------------               ----------------------
    Title:   Vice President             Title:   Vice President
          --------------------                ---------------------